UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 24, 2012

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street, New York, NY	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   212-231-2000

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

Peter Corrao, Inuvo, Inc.'s President and CEO will be presenting a company overview to conference delegates at the Craig-Hallum Capital Group’s 2012 Alpha Select Conference on Thursday, September 27, 2012. The conference will take place at the Sentry Centers, 730 Third Avenue, New York City.   A copy of the press release dated September 24, 2012 announcing the presentation and the presentation materials are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Current Report on Form 8-K.

The information in this item number of this Current Report on Form 8-K and accompanying exhibits is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Inuvo, Inc. previously filed as Exhibit 10.1 to its Quarterly Report on Form 10-Q for the period ended March 31, 2012 the Yahoo! Publisher Network Contract dated April 24, 2009, as amended, portions of which were omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission (the “Commission”) under Rule 24b-2 of the Exchange Act.  Subsequent thereto, the Commission has granted our request for confidential treatment of all of the redacted information other than (i) the end date of the original agreement, (ii) the end date in Section 1 of Amendment #4, and (iii) the end date in Section 2 of Amendment #6.  We are refiling this exhibit which has been revised to reflect the addition of these dates.  This Exhibit 10.1 supersedes in its entirety the previously filed exhibit.

Exhibit No.	Description

10.1	Yahoo! Publisher Network Contract dated April 24, 2009, as amended (1)

99.1	Press Release, dated September 24, 2012, entitled “Inuvo to Present at 2012 Craig-Hallum Alpha Select Conference.”

99.2	Presentation materials for Craig-Hallum Alpha Select Conference.

(1)           Confidential treatment has been granted to portions of this exhibit. The omitted confidential material has been filed separately with the Commission. The location of the omitted confidential information is indicated in the exhibit with asterisks (*R*).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: September 25, 2012	By:	/s/ John Pisaris
John Pisaris, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Yahoo! Publisher Network Contract dated April 24, 2009, as amended

99.1	Press Release, dated September 24, 2012, entitled “Inuvo to Present at 2012 Craig-Hallum Alpha Select Conference.”

99.2	Presentation materials for Craig-Hallum Alpha Select Conference.